EXHIBIT 1(a)

                             _______________ Shares

                        SANDBOX ENTERTAINMENT CORPORATION
                      Series B Convertible Preferred Stock
                                     Form of
                             UNDERWRITING AGREEMENT

                                                             __________ __, 1997


Wit Capital Corporation
[Other lead Underwriters]

As Representatives of the Several Underwriters

c/o Wit Capital Corporation
826 Broadway
New York, New York  10013
Attn: William Feeley

Dear Sirs:

                  Sandbox Entertainment Corporation, a Delaware corporation (the "Company"), proposes to sell __________ shares of the Company's Series B Convertible Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"). This is to confirm the agreement (the "Agreement") concerning the purchase of the Series B Preferred Stock from the Company by the several Underwriters named in Schedule 1 hereto (the "Underwriters") for whom Wit Capital Corporation, _____ and _____ are acting as representatives (the "Representatives").

                  1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                           (a)   A   registration   statement   on   Form   SB-2
                  (Registration No. 333-36787), and one or more amendments thereto, with respect to the Series B Preferred Stock have (i)
                  been   prepared  by  the  Company  in   conformity   with  the
                  requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of the registration statement and the amendments to such registration statement have been delivered by the Company to the Representatives As used in this Agreement "Effective Time" means the date and the time as of which such registration statement, or the most recent
                  post-effective   amendment  thereto,   if  any,  was  declared
                  effective by the Commission;  "Effective  Date" means the date
                  of  the  Effective  Time  of  such   registration   statement;
                  "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof,
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                  before it became  effective  under the  Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriter pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means the registration statement referred to in this Section l(a), as amended at its Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5(a) hereof and deemed to be a part of the Registration Statement as of the Effective Time of the Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final Prospectus, as first filed with the Commission pursuant to paragraphs (1) or (4) of Rule 424(b) of the Rules and
                  Regulations.   The   Commission   has  not  issued  any  order
                  preventing   or   suspending   the  use  of  any   Preliminary
                  Prospectus;

                           (b) The  Registration  Statement  conforms  (and  any
                  further  amendments or supplements  thereto,  when they become effective, will conform) in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus conforms (and any further amendments or supplements thereto, when they are filed with the Commission, will conform) in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable filing date with the Commission, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for inclusion therein;

                           (c) The Prospectus  delivered to the Underwriters for
                  use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

                           (d) The  Company  has been duly  incorporated  and is
                  validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified
                  to  do  business  and  is  in  good   standing  as  a  foreign
                  corporation in each jurisdiction in which ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the business, management, financial condition, results of operations, or prospects of the Company, is in compliance in
                  all  material   respects   with  the  laws,   orders,   rules,
                  regulations  and  directives  issued or  administered  by such
                  jurisdiction   and  has  all
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                  corporate  power and  authority  necessary  to own or hold its properties and to conduct the business in which it is engaged;

                           (e) The Company has an authorized  capitalization  as
                  set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully-paid and non-assessable and conform to the description thereof contained in the Prospectus;

                           (f) The  Certificate of Designation  for the Series B
                  Preferred Stock has been duly authorized by all necessary corporate and shareholder action and duly filed with the Secretary of State of the State of Delaware. The shares of the Series B Preferred Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights to subscribe for or to purchase any shares of the Series B
                  Preferred Stock of the Company pursuant to the Company's charter or by-laws or any agreement or other instrument and the Series B Preferred Stock will conform to the description thereof contained in the Prospectus. Shares of the common stock, par value $0.001 per share (the "Common Stock"), of the Company issuable upon conversion of the Series B Preferred Stock (the "Conversion Shares") have been duly and validly authorized and reserved for issuance upon conversion of the Series B Preferred Stock, and upon such conversion, will be duly issued, fully paid and nonassessable, free of preemptive rights to subscribe for or to purchase any shares of the Common Stock of the Company pursuant to the Company's charter or by-laws or any agreement or other instrument;

                           (g) The execution,  delivery and  performance of this
                  Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company are subject, except for such breaches, violations or defaults as would not individually or in the aggregate have a material adverse effect on the business, management, financial condition, results of operations, or prospects of the Company, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and except for the registration of the Series B Preferred Stock under the Securities Act and such filings or registrations as may be required under applicable state securities laws in connection with the purchase and distribution of the Series B Preferred Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for
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
                  the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

                           (h) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, except for such rights as have been duly waived or are inapplicable to the Registration Statement;

                           (i) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than grants of options made under shareholder-approved stock option plans, or shares issued pursuant to shareholder-approved stock option plans or pursuant to outstanding options and warrants;

                           (j) The Company has not sustained,  since the date of
                  the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company (other than as contemplated in Section 1(i) above) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial condition, results of operations, or prospects of the Company, other than as set forth or contemplated in the Prospectus;

                           (k) The financial  statements  (including the related
                  notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly, in all material respects, the financial condition and results of operations of the Company purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved;

                           (l) Ernst & Young  LLP,  who have  certified  certain
                  financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 7(e) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations;

                           (m) The Company owns or possesses  adequate  licenses
                  or other rights to use all material patents, patent applications, technology, software, know-how, trade secrets, trademarks, service marks, trade names, trademark registrations,
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
                  service mark registrations, copyrights and licenses necessary for the conduct of its business as described in the Prospectus and has no reason to believe that such conduct of its business will conflict with, and, except as disclosed in the Prospectus, has not received any notice of any claim of conflict with, any such rights of others. Except as disclosed in the Prospectus, the discoveries, inventions, products, services or processes of the Company referred to in the Prospectus do not infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party;

                           (n) Except as disclosed in the Prospectus,  there are
                  no legal or governmental proceedings pending to which the Company is a party or of which any property or asset of the Company is the subject which might have a material adverse effect on the business, management, financial condition, results of operations, or prospects of the Company; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (o) There are no contracts or other  documents  which
                  are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement;

                           (p) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described;

                           (q) Since the date as of which  information  is given
                  in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not
                  (i) issued or granted any securities, other than as contemplated in Section 1(i) above, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock;

                           (r)  The  Company  is  not  (i) in  violation  of its
                  charter or by-laws, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a material default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, investor purchase or servicing agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other
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
                  governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business;

                           (s) The  Company  is not,  nor  upon  the sale of the
                  Series B Preferred Stock as herein contemplated will be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of such terms under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the "1940 Act");

                           (t) The Company has not taken nor will take, directly
                  or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Series B Preferred Stock.

                  2. Purchase of the Series B Preferred Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company hereby agrees to sell ____ shares of the Series B Preferred Stock to the Underwriters (the "Stock"), and each of the Underwriters agrees to purchase the number of shares of the stock set forth opposite that Underwriter's name in Schedule 1 hereto.

                  The price of the Stock shall be $_____ per share.

                  The Company shall not be obligated to deliver any of the Stock to be delivered on the Delivery Date (as hereinafter defined), except upon payment for all the Stock to be purchased on the Delivery Date (as hereinafter defined) as provided herein.

                  As compensation for its commitments hereunder, the Underwriters shall receive, on the Delivery Date, an amount equal to $____ per share for all of the Stock to be delivered by the Company hereunder on the Delivery Date, such amount to be paid on such date to the Representatives, for the accounts of the several Underwriters.

                  As additional compensation for such commitments, Wit Capital Corporation and any other managing underwriter shall receive a warrant (the "Warrant") to purchase the number of shares of Series B Preferred Stock as set forth opposite such Underwriter's name on Schedule 2 exercisable, in whole or in part, at an initial exercise price of $____ or on a cashless basis, until the fifth anniversary of the Effective Date, such warrant to be issued pursuant to the Warrant Agreement attached as Exhibit A. The initial exercise price and number of shares of Series B Preferred Stock issuable upon exercise of the warrant shall be subject to adjustment pursuant to certain antidilution provisions. Neither the Underwriters nor any permitted transferee of the Underwriters shall exercise, sell, transfer, assign, hypothecate or otherwise dispose of the Warrants, in whole or in part, for the later of a period of one year from the Effective Date or the "Restricted Period," as defined in the Certificate of Designation for the Series B Preferred Stock. Thereafter, the Warrants may be sold, transferred, hypothecated or otherwise disposed of only to: (i) to officers of the Underwriters who are also shareholders of the Underwriters; (ii) by will and pursuant to the laws of descent and distribution;
or  (iii)  by  operation  of  law.  Pursuant  to  the  Warrant  Agreement,   the
Underwriters shall be granted certain rights to include the Underwriters' Warrants, shares issuable upon exercise of such Warrants ("Warrant Shares") and shares issuable upon conversion of the Warrant Shares and other securities of the Company held as of the date of the filing of the registration statement in any registration statement covering the Common Stock of the Company filed by the
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Company during the period of seven years following the Effective Date; provided, however, that such rights shall not include the right of demand registration.

                  3. Offering of the Stock by the Underwriters. Upon authorization by the Representatives of the release of the Stock, the several Underwriters propose to offer the Stock for sale upon the terms and conditions set forth in the Prospectus.

                  4. Delivery of and Payment for the Stock. Delivery of and payment for the Stock shall be made at the office of Schulte Roth & Zabel LLP at 900 Third Avenue, New York, New York, at 11:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Stock to the Representatives for the account of each of the Underwriters against payment to or upon the order of the Company of the purchase price (net of the discount provided for in the fifth paragraph of
Section 2) by certified or official bank check, checks or wire transfer, payable in next day New York Clearing House funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Stock, the Company shall make the certificates representing the Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

                  On the Delivery Date, the Company will pay the commission payable and deliver a fully executed warrant to the Underwriters under the last two paragraphs of Section 2. The Company hereby authorizes the Representatives, in order to effect the payment of such commission, to deduct from the purchase price payable to the Company in exchange for the Stock sold on such date an amount equal to such commission, calculated in accordance with the fourth paragraph of Section 2.

                  5. Further Agreements of the Company. The Company agrees:

                  (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Series B Preferred Stock for offering or sale in any jurisdiction, of
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         the  initiation or  threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of
         any  order   preventing  or  suspending  the  use  of  any  Preliminary
         Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                  (c) To make prompt delivery to the Representatives in New York City (which delivery if requested by the Representatives shall be in electronic form in addition to hard copy) such number of the following documents as the Underwriter shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this
         Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, of the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement); and, if the delivery of a prospectus is required at any time after the Effective Time of the Registration Statement in connection with the offering or sale of the Series B Preferred Stock and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon its request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission;

                  (e) Prior to filing with the Commission (i) any amendment to either of the Registration Statement or supplement to the Prospectus or
         (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to any such filing;
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
                  (f) As soon as practicable after the Effective Date of the Registration Statement, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company (which need not be audited) complying with
         Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                  (g) For a period of three years following the Effective Date of the Registration Statement, to furnish to the Representatives (i) copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, and (ii) such other information as the Underwriters may reasonably request regarding the Company;

                  (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Series B Preferred Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Series B Preferred Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any jurisdiction;

                  (i) for a period of 180 days from the date of the Prospectus, not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, Series A Convertible Preferred Stock, par value $0.001 per share ("Series A Preferred Stock"), or Series B Preferred Stock or any securities convertible into or exercisable or exchangeable for Series B Preferred Stock, Series A Preferred Stock or Common Stock (other than shares issued pursuant to stock option plans and warrants existing on the date hereof, as described in the Prospectus) without the prior written consent of the Representative; and to cause each officer and director and five percent (5 %) stockholder of the Company to furnish to the Representatives, prior to the Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Series B Preferred Stock, Series A Convertible Preferred Stock, or Common Stock or any securities convertible into or exercisable or exchangeable for Series B Preferred Stock, Series A Preferred Stock or Common Stock (other than shares issued pursuant to stock option plans and warrants existing on the date hereof, as described in the Prospectus) which may be deemed to be beneficially owned by such persons in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Series B Preferred Stock, Series A Preferred Stock or Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, Series A Preferred Stock or Series B Preferred

         Stock, or such other securities, in cash or otherwise), for a period of 30 days following the expiration or early termination of the Restricted Period (as defined in the Certificate of Designation for the Stock), without the prior written consent of the Representatives, provided that this Section 5(i) shall not apply to recipients of: (i) gifts, (ii) transfers or dispositions to a spouse, direct lineal relative (including adopted descendants) or the spouse of a direct lineal relative, and (iii) transfers or dispositions by will or by the laws of decent and distribution (collectively, the "Permitted Transferees") of shares of Series B Preferred Stock, Series A Convertible Preferred
         Stock,  or  Common  Stock  or  any  securities   convertible   into  or
         exercisable or exchangeable for Series B Preferred Stock, Series A Preferred Stock or Common Stock, if the Permitted Transferees each shall have furnished to the Underwriter a letter, in form and substance satisfactory to counsel for the Underwriters, whereby the Permitted Transferee agrees to comply with the terms and provisions of (x) and
         (y) above;

                  (j) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus;

                  (k) To take such steps as shall be necessary to ensure that the Company thereof shall not become an "investment company" or an entity "controlled" by an "investment company" within the meaning of such terms under the 1940 Act; and

                  (l) Not to waive its right to terminate the Restricted Period pursuant to clause (iv) of the definition thereof in the Certificate of Designation for the Series B Preferred Stock without the consent of the Underwriter.


                  6. Expenses. The Company agrees to pay, in addition to the commissions specified in the fourth paragraph of Section 2, (a) the costs incident to the authorization, issuance, sale and delivery of the Series B Preferred Stock to the Underwriters and any taxes payable in that connection;
(b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto provided, however, that Wit Capital Corporation agrees to pay one half of the costs incident to the printing of any Preliminary Prospectus and any amendment or supplement thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereto (including, in each case, exhibits), any Preliminary Prospectus and the Prospectus and any amendment or supplement to the Prospectus, and costs and expenses of any transfer agent; (d) the costs of reproducing and distributing this Agreement, the Master Agreement Among Underwriters and the Selected Dealers Agreement; (e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication and (f) all reasonable costs up to $10,000 incident to any roadshow in connection with the offering of the Stock; (g) legal fees and expenses of underwriters' counsel in connection with state securities and blue sky law clearances; (h) filing fees with the National Association of Securities Dealers, Inc.; and (i) other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in
Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Series B Preferred Stock which it may sell and the expenses of advertising any offering of the Series B Preferred Stock made by the Underwriters.

                  7. Conditions of the Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                           (a) The Prospectus  shall have been timely filed with
                  the Commission in accordance with Section 5; no stop order suspending the effectiveness of either of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or
                  threatened  by  the   Commission;   and  any  request  of  the
                  Commission for inclusion of additional information in either of the Registration Statement or the Prospectus or otherwise shall have been complied with.

                           (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Schulte Roth & Zabel LLP, counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                           (c) All corporate proceedings and other legal matters
                  incident to the authorization, form and validity of this Agreement, the Series B Preferred Stock, the Conversion Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                           (d) Osborn Maledon, P.A., shall have furnished to the
                  Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                                    (i) The Company  has been duly  incorporated
                  and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the business, management, financial condition, results of operations, or prospects of the Company, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged;

                                    (ii)   This    Agreement   has   been   duly
                  authorized, executed and delivered by the Company;

                                    (iii)   The   Company   has  an   authorized
                  capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Series B Preferred Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus;

                                    (iv) The Registration Statement was declared
                  effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                    (v) The  Registration  Statement,  as of its
                  Effective Date, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to such Delivery Date (other than the financial statements (including the notes thereto) and other financial, statistical and accounting data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, it being understood that counsel expresses no view with respect to the financial statements, schedules, pro forma financial statements, projections and other financial and statistical data included in the Registration Statement or Prospectus;

                                    (vi) The  issue  and sale of the  shares  of
                  Series B Preferred Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company are subject, nor will such actions result in any material violation of the provisions of the charter or by-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and, except for the registration of the Series B Preferred Stock under the Securities Act and such filings and registrations as may be required under applicable state
                  securities   laws  in   connection   with  the   purchase  and
                  distribution of the Series B Preferred Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

                                    (vii) Except as described in the Prospectus,
                  there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer or conversion of any shares of the Series B Preferred Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                                    (viii)   To  the  best  of  such   counsel's
                  knowledge, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or asset of the Company is the subject which might have a material adverse effect on the business, management, financial condition, results of operations, or prospects of the Company; except as disclosed in the Prospectus, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; except as disclosed in the Prospectus, to the best of such counsel's knowledge, the Company is in material compliance with the laws, orders, rules and regulations generally applicable to its business;

                                    (ix)  To  the   best   of   such   counsel's
                  knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                                    (x) The form of certificate used to evidence
                  the Series B Preferred Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation and by-laws of the Company;

                                    (xi)  To  the   best   of   such   counsel's
                  knowledge, except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

                                    (xii) The Company is not,  nor upon the sale
                  of the Series B Preferred Stock as herein contemplated will be an "investment company" or an entity "controlled" by an "investment company" within the meaning of such terms under the 1940 Act; and

                  In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Arizona and the General Corporation Law of Delaware; (ii) rely on an opinion or opinions of other counsel retained by them or the Company as to the laws and jurisdiction other than the State of Arizona and the general corporation law of the State of Delaware, provided that each such opinion is satisfactory in scope and form to the Representatives and, in its opinion, such counsel is and the Underwriters are justified in relying thereon, and (iii) as to matters of fact, such counsel may rely on certificates of officers of the Company and of government officials and the representations and warranties of the Company set forth in this Agreement. Such counsel shall also have furnished to the Representatives a written statement, addressed to each Underwriter and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis and has acted as counsel to the Company in connection with the preparation of the Registration Statement, (y) such counsel has participated in conferences with representatives of the Company, the Representatives, counsel to the Underwriters and the independent accountants of the Company at which the contents of the Registration Statement, Prospectus and related matters were discussed, and (z) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement (excluding the financial statements and notes thereto, schedules, pro forma financial statements, projections and other financial and statistical data included therein), as of its Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (excluding the financial statements and notes thereto, schedules, pro forma financial statements, projections and other financial and statistical data included therein) contains as of its filing date and the Delivery Date any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel is not passing on, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the
                  Registration Statement or the Prospectus, except for the statements made in the Prospectus under the caption "Description of Capital Stock", insofar as such statements relate to the Series B Preferred Stock and concern legal matters.

                           (e) With respect to the letter of Ernst & Young delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of
                  accountants   under  Rule  2-01  of

                  Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                           (f) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that:

                                    (i)  The  representations,   warranties  and
                  agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in
                  Section 7(a) have been fulfilled;

                                    (ii) The  Company has not  sustained,  since
                  the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial condition, results of operations, or prospects of the Company, other than as set forth or contemplated in the Prospectus.

                                    (iii)  They  have  carefully   examined  the
                  Registration Statements and the Prospectus and, in their opinion, (A) the Registration Statement, as of its Effective Date, and the Prospectus, as of the Effective Date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

                           (g) (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, management, financial condition, results of operations, or prospects of the

                  Company, other than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Series B Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (h) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:
                  (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal authorities or authorities in the State of New York or Arizona, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority interest of the several Underwriters, impracticable or inadvisable to proceed with the offering or delivery of the Series B Preferred Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Representatives.

                  8. Indemnification and Contribution.

                  (a)  The  Company  shall  indemnify  and  hold  harmless  each
         Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Series B Preferred Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Underwriter in connection with, or relating in any manner to, the Series B Preferred Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with the written information furnished to the Company through the Representative by or on behalf of the Underwriter specifically for inclusion therein and described in Section 8; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter, its officers or employees or any person controlling any Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Series B Preferred Stock to any person by that Underwriter if that Underwriter failed to send or deliver a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 5. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any act or failure to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct, or insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein and described in Section 8, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

                  (c) Promptly after receipt by an indemnified  party under this
         Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives, those Underwriters, officers, employees and controlling persons to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company to the extent provided in this Section 8. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Each indemnified party, as a condition of the indemnity agreements contained in Section 8(a) and (b) shall use its reasonable best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Series B Preferred Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series B Preferred Stock purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts received by the Underwriters with respect to the shares of the Series B Preferred Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Series B Preferred Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Series B Preferred Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8 are several in proportion to their respective underwriting obligations and not joint.

                  (e) The Underwriters severally confirm that the statements with respect to the public offering of the Series B Preferred Stock set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.


                  9. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Series B Preferred Stock which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the number of shares of the Series B Preferred Stock set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Series B Preferred Stock set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Series B Preferred Stock on such Delivery Date if the total number of shares of the Series B Preferred Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Series B Preferred Stock to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Series B Preferred Stock which it agreed to purchase on the Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Series B Preferred Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 9, purchases Series B Preferred Stock which a defaulting Underwriter agreed but failed to purchase.

                  Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Series B Preferred Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                  10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Series B Preferred Stock if, prior to that time, any of the events described in Sections 7(g) or 7(h) shall have occurred or if the Underwriters shall decline to purchase the Series B Preferred Stock for any reason permitted under this Agreement.

                  11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Series B Preferred Stock for delivery to the Underwriters for any reason permitted under this Agreement, or (b) the offering does not take place for a reason that cannot reasonably be described as constituting a failure or unreasonable unwillingness on the part of the Underwriters to proceed, the Company shall reimburse the Underwriters up to $25,000 for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Series B Preferred Stock, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

                  12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Representative, shall be delivered or sent by mail, e-mail or facsimile transmission to Wit Capital Corporation, 826 Broadway, New York, New York 10013, Attention: William Feeley (Fax:
         212-253-4610) (E-mail Address: wfeeley@witcapital.com);

                  (b) if to the Company, shall be delivered or sent by mail, e-mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: __________ (Fax:
         _____________) (E-mail Address: _____________); and

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail, telex, facsimile or e-mail transmission to such Underwriter at its address set forth in its acceptance to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

                  13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Underwriter and the person or persons, if any, who control each Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8 of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Series B Preferred Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  15. Certain Definitions. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

                  16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement among the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,

                                        SANDBOX ENTERTAINMENT CORPORATION


                                        By _________________________
                                           {name}


Accepted and agreed:

On behalf of themselves and the several other Underwriters named in Schedule 1 hereto.


WIT CAPITAL CORPORATION


By: _____________________



By: _____________________



By: _____________________

                                   SCHEDULE 1